SEAL

                  NUMBER                                  SHARES
                   000

                      INTEGRITY SMALL-CAP FUND OF FUNDS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH DAKOTA

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS.
Cusip No.:                                                       ACCOUNT NO.:
                                                                 SOC. SEC.:


THIS IS TO CERTIFY THAT


is the owner of **************     ****************fully paid and nonassessable
shares of the par value of one-tenth of one mill ($.0001) of INTEGRITY SMALL-CAP FUND OF FUNDS, INC., transferable on the books of the corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate property endorsed. This certificate and the shares represented hereby are subject to the Articles of Incorporation and Bylaws of the corporation as from time to time amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the signatures of the corporation's duly authorized officers or facsimiles thereof this day of month year.

                                                             Countersigned

By __________________________                               ND Resources, Inc.
         President                                          Transfer Agent

By __________________________                        By ______________________
         Secretary                                       Authorized Signature

                                     SEAL
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UGMA/UTMA - Uniform Gifts/Transfers
TEN ENT - as tenants by the entireties      to Minors Act
JT TEN - joint tenants with right of      UGMA/UTMA - _______ Custodian
survivorship and not as tenants in common              (cust)
                                             _________under UGMA/UTMA _______
                                              (Minor)                 (State)


    Additional abbreviations may also be used though not in the above list.

                              ASSIGNMENT

       FOR VALUE RECEIVED, I/We hereby sell, assign, and transfer unto


                                                PLEASE INSERT SOCIAL SECURITY
_________________________________________________________  NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING POSTAL ZIP CODE, OF ASSIGNEE.)
_____________________________________________________________________________

______________________________________________________________________ shares represented by the within certificate and do hereby irrevocably constitute and appoint
_____________________________________________________________________________
attorney to transfer the said shares on the books of the within-named corporation or trust with full power of substitution in the premises.

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Dated ____________________________          ________________________________
                                                (Signature of Seller)
Signature(s) Guaranteed:  (See note.)
                                            ________________________________
                                               (Signature of Co-owner)

* NOTE: For redemptions exceeding $50,000, signature(s) must be guaranteed by a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange.